UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported):  August 11, 2011

WPCS INTERNATIONAL INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	0-26277	98-0204758
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One East Uwchlan Avenue, Suite 301, Exton, PA 19341
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (610) 903-0400

Copy of correspondence to:

Marc J. Ross, Esq.
Thomas A. Rose, Esq.
James M. Turner, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway
New York, New York 10006
Tel:  (212) 930-9700   Fax:  (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01                      Other Events.

On August 11, 2011, Multiband Corporation (“Multiband”), in conjunction with WPCS International Incorporated (the “Company”), issued a press release announcing a non-binding letter of intent pursuant to which the Company will sell to Multiband two of the Company’s operations centers, located in St. Louis, Missouri and Sarasota, Florida.  A copy of the press release that discusses this matter is filed as Exhibit 99.1 to, and incorporated by reference in, this report. The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in any such filing.

ITEM 9.01                      Financial Statements and Exhibits.

(d)           Exhibits.

99.1	Press Release, dated August 11, 2011, issued by Multiband Corporation in conjunction with WCPS International Incorporated

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WPCS INTERNATIONAL INCORPORATED

Date: August 11, 2011	By:	/s/ JOSEPH HEATER
Joseph Heater
Chief Financial Officer